ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL® Allianz AGIC Growth Fund
(formerly, AZL® OCC Growth Fund)

5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity Contract Owner:

The Board of Trustees of the AZL Allianz AGIC Growth Fund (the “Acquired Fund”), a series of the Allianz Variable Insurance Products Trust (the “Trust”), is pleased to submit a proposal to reorganize the Acquired Fund into the AZL BlackRock Capital Appreciation Fund (the “Acquiring Fund”), which is another series of the Trust.

As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of the Acquired Fund. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including:

•	The small size of the Acquired Fund and the probability that its assets will not grow; and

•	Reducing overall expenses for shareholders of the Acquired Fund.

THE BOARD OF TRUSTEES OF THE TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Fund’s shareholders, including, but not limited to, the following:

▪	The similarity in investment objective and strategies between the Funds;
▪	The expectation that the reorganization will reduce overall expenses for shareholders of the Acquired Fund; and
▪	The expectation that the reorganization will have no federal income tax consequences for contract owners.

If the proposal is approved, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. To accomplish the proposed reorganization, the Board of Trustees of the Acquired Fund submits for your approval an Agreement and Plan of Reorganization with respect to the Acquired Fund.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

Sincerely,

/s/ Jeffrey Kletti

Jeffrey Kletti
Chairman and President
Allianz Variable Insurance Products Trust

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

PROXY STATEMENT/PROSPECTUS Q&A

THE FOLLOWING IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL ALLIANZ AGIC GROWTH FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q:	Why is the reorganization being proposed?

The reorganization is being proposed due to the small size of the Acquired Fund ($8.9 million at March 31, 2010), the expectation that an affiliated fund of funds which held $3 million of the Acquired Fund’s total shares outstanding at March 31 will be merged out of existence, and the expectation that, without investment from the fund of funds, the Acquired Fund is not likely to grow to a size at which it would be economically viable. The proposed reorganization also is expected to reduce overall expenses for shareholders of the Acquired Fund.

Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Fund’s shareholders and recommends that you vote FOR the reorganization.

Q:	Will the expenses of the Fund in which I participate increase as a result of the reorganization?

The management fee of the Acquiring Fund (0.80%) will be higher than the Acquired Fund (0.75%); however, the total expense ratio for the Acquiring Fund following the reorganization (1.15%) is expected to be lower than the total expense ratio for the Acquired Fund prior to the reorganization (1.24%).

Q:	Who is paying the costs of the shareholder meeting and this proxy solicitation?

Allianz Investment Management LLC, the Funds’ investment manager, will bear these costs.

Q:	Will I incur taxes as a result of the reorganization?

No. For federal income tax purposes, the reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q:	If approved, when will the reorganization happen?

If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q:	Is there anything I need to do to convert my shares?

No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q:	How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR the reorganization.

Q:	How and when do I vote?

You can vote in one of four ways:

-    By mail with the enclosed voting instruction form
-    By telephone
-    By web site
-    In person at the meeting

Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q:	Whom should I call if I have questions?

If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 35857.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
5701 Golden Hills Drive
Minneapolis, Minnesota 55416-1297

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 13, 2010

AZL® Allianz AGIC Growth Fund
(formerly, AZL® OCC Growth Fund)

A special meeting of the shareholders of the AZL Allianz AGIC Growth Fund (the “Acquired Fund”) will be held at 10:00 a.m. Central Time on October 13, 2010, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of the Acquired Fund will consider the following proposals:

-
To approve an Agreement and Plan of Reorganization (the “Plan”) between the Acquired Fund and the AZL BlackRock Capital Appreciation Fund (the “Acquiring Fund”), both series of the Allianz Variable Insurance Products Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund’s liabilities; and;

-     Such other business as may properly come before the meeting, or any adjournment of the meeting.

The Acquired Fund issues and sells shares to certain accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”). The separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the shareholders of the Acquired Fund and are entitled to vote the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the owners of variable annuity contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Fund on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Fund underlying their contracts.

Shareholders of record at the close of business on July 30, 2010, are entitled to vote at the meeting.

By Order of the Board of Trustees

/s/ Michael Radmer

Michael J. Radmer

Secretary

August 18, 2010

YOU CAN VOTE QUICKLY AND EASILY.

PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

Proxy Statement/Prospectus — August 18, 2010

Acquired Fund	Acquiring Fund
AZL® Allianz AGIC Growth Fund1 (“AGIC Growth Fund”)	AZL® BlackRock Capital Appreciation Fund (“BlackRock Capital Appreciation Fund”)

This proxy statement/prospectus describes a proposed Agreement and Plan of Reorganization (the “Plan”) pursuant to which the outstanding shares of the AGIC Growth Fund, which serves as a funding vehicle for your variable annuity contract, would be exchanged for shares of the BlackRock Capital Appreciation Fund. Both the Acquiring Fund and the Acquired Fund (each a “Fund” and together the “Funds”) are series of the Allianz Variable Insurance Products Trust (the “Trust”). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

These securities are not deposits or obligations of, or guaranteed by, any bank or an affiliate of any bank, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), or any other agency of the United States, or any bank or an affiliate of any bank; and are subject to investment risks including possible loss of value.

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC’s Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund’s policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to contract owners on or about August 18, 2010.

WHERE TO GET MORE INFORMATION
Fund Reports:	The Acquiring Fund:	The Acquired Fund:
Prospectus dated April 30, 2010.	Accompanying, and incorporated by reference into, this proxy statement/prospectus (accompanying version dated August 18, 2010).	Incorporated by reference into this proxy statement/prospectus. For a copy at no charge, call toll free 877-833-7113 or write to the address given below this table.
Annual report for the period ended December 31, 2009; and semi-annual report for the period ended June 30, 2009.	For a complete copy at no charge, call toll-free 877-833-7113 or write to the address given below this table.

1 Formerly, AZL OCC Growth Fund.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

This Proxy Statement/Prospectus:

Statement of Additional Information dated the same date as this proxy statement/prospectus. This document contains information about both the Acquired Fund and the Acquiring Fund.
Incorporated by reference into this proxy statement/prospectus. For a copy at no charge, call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

To ask questions about this proxy statement/prospectus.	Call toll free 1-800-950-5872 ext. 35857 or write to: Allianz VIP Trust, Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

Address: Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Fund issues and sells shares to separate accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”). These separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the “Contracts”). Each separate account has subaccounts that invest in the Acquired Fund and certain other mutual funds. Owners of the Contracts (“Contract Owners”) allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the shareholders of the Acquired Fund and are entitled to vote the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

The Funds are open-end management investment companies. If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder’s holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

HOW THE REORGANIZATION WILL WORK

•	The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities.

•
The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund’s shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for federal income tax purposes, the cost of the shares in the accounts you owned will be combined.

FUND INVESTMENT OBJECTIVES

The following table presents the investment objective for each of the Funds.

Acquired Fund	Investment Objective	Acquiring Fund	Investment Objective
AGIC Growth Fund	Long-term growth of capital, with income as an incidental consideration	BlackRock Capital Appreciation Fund	Long-term growth of capital

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

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TABLE OF CONTENTS

SECTION A -- Proposal4
PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization 4
SUMMARY 4
How the Reorganization Will Work 4
Comparison of the Acquired Fund and the Acquiring Fund 4
Comparison of Investment Objectives 4
Comparison of Investment Strategies 4
Comparison of Investment Policies 6
Risk Factors 6
Fees & Expenses 8
Performance 9
Tax Consequences 11
THE REORGANIZATION 11
Terms of the Reorganization 11
Conditions to Closing the Reorganization 11
Termination of the Plan 12
Tax Status of the Reorganization 12
Reasons for the Proposed Reorganization and Board Deliberations 13
Board’s Determinations 15
Recommendation and Vote Required 15
SECTION B — Proxy Voting and Shareholder Meeting Information15
SECTION C — Capitalization, Ownership of Fund Shares and Other Fund Information16
EXHIBIT A — Agreement and Plan of ReorganizationA-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

3

SECTION A -- PROPOSAL

PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization

SUMMARY

This proxy statement/prospectus is being used by the Acquired Fund to solicit voting instructions for the proposal to approve the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. A form of the Plan is included as Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK

The following table shows the names of the Acquired Fund and the Acquiring Fund into which it will be merged.

Acquired Fund	Acquiring Fund
AGIC Growth Fund	BlackRock Capital Appreciation Fund

•	The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities.

•
The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund’s shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization.

•
As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.

•	Neither the Acquired Fund nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.

•
After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Fund will be terminated.

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The Acquired Fund and the Acquiring Fund:

•	Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.

•	Have Allianz Investment Management LLC (the “Manager”) as their investment adviser.

•	Have the same policies for buying and selling shares and the same exchange rights.

•	Have the same distribution policies.

•	Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.

COMPARISON OF INVESTMENT OBJECTIVES

The following table presents the investment objectives for the Funds.

Acquired Fund	Investment Objective	Acquiring Fund	Investment Objective
AGIC Growth Fund	Long-term growth of capital, with income as an incidental consideration	BlackRock Capital Appreciation Fund	Long-term growth of capital

COMPARISON OF INVESTMENT STRATEGIES

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

4

The Acquired Fund normally invests at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion. The Fund may also invest in other kinds of equity securities, such as preferred stocks, convertible securities, and warrants, in real estate investment trusts, and in non-U.S. securities (up to 15%) and American Depositary Receipts (without limit). The Fund also may utilize foreign currency exchange contracts, options, stock index futures contracts, and other derivative instruments. The Acquired Fund’s subadviser is Allianz Global Investors Capital LLC, which is an affiliate of the Manager.

The Acquiring Fund normally invests at least 80% of its assets in common and preferred stock and securities convertible into common and preferred stock. The Fund generally invests in mid- and large-size companies, but emphasizes large companies that exhibit stable growth and accelerated earnings and may favor companies in industries that appear to offer higher potential for long-term growth. The Fund is permitted to invest up to 20% of assets in other securities, such as bonds and small-size company stocks. The Fund also may use derivatives, such as options or futures on a security or an index of securities. The Acquiring Fund’s subadviser is BlackRock Capital Management, Inc.

Both Funds may invest, for temporary defensive purposes or when cash is temporarily available, in investment grade, short term debt instruments, including government, corporate, and money market securities. The Acquired Fund, but not the Acquiring Fund, may engage in frequent trading in order to achieve its investment objectives.

The Manager recommended the reorganization of the Acquired Fund because it has gathered a relatively small asset base ($8.9 million at March 31, 2010) and, in light of the expectation that an affiliated fund of funds which held $3 million of the Acquired Fund’s total shares at March 31 will be merged out of existence, is not likely to grow large enough to be economically viable. The Manager recommended the BlackRock Capital Appreciation Fund as the Acquiring Fund because the Funds’ have very similar investment objectives and similar investment strategies. In addition, the expense ratio of the Acquiring Fund is expected to be lower than that of the Acquired Fund.

The principal investment strategies for the Funds are set forth below:

AGIC Growth Fund (Acquired Fund):

The Fund seeks to achieve its investment objective by normally investing (at the time of purchase) at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $5 billion.

The Fund’s portfolio managers consider "growth" companies to include companies they believe to have above-average growth prospects relative to companies in the same industry or the market as a whole. In seeking to identify these companies, the portfolio managers consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, and earnings growth. In addition, through fundamental research, the portfolio managers seek to identify companies that possess a sustainable competitive advantage by virtue of having a proprietary product or process, superior information technology or distribution capabilities, or a dominant position within their industry. The portfolio managers typically select approximately 40 to 60 stocks for the Fund. The Fund will consider selling a stock if the portfolio managers believe that the company's fundamentals have deteriorated and/or an alternative investment is more attractive.

In addition to investing in common stocks, the Fund may also invest in other kinds of equity securities, such as preferred stocks, convertible securities, and warrants. The Fund may also invest in real estate investment trusts (REITs). The Fund may invest up to 15% (at the time of purchase) of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, and other derivative instruments.

BlackRock Capital Appreciation Fund (Acquiring Fund):

Under normal market conditions, the Fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock. The Fund generally invests in mid- and large-size companies.

The Fund seeks to invest in fundamentally sound companies that, in the subadviser’s opinion, have strong management, superior earnings growth prospects, and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The Fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While the Fund generally invests across a broad range of industries, the subadviser may favor companies in those industries that appear to offer higher potential for long-term growth.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

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Although the subadviser does not expect to make such investments as a matter of course, the Fund is permitted to invest up to 20% of total assets in other securities, such as, bonds and small-size company stocks.

The Fund generally will sell a stock when, in the subadviser’s opinion, the stock reaches its price target, or when the company’s future growth prospects deteriorate, the company becomes unable to sustain earnings momentum, the stock’s valuation becomes less attractive, a significant price change occurs, or when the subadviser identifies more compelling investment opportunities elsewhere.

The Fund may, but is not required to, use derivatives by buying or selling options or futures on a security or an index of securities. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole by hedging, but the subadviser may also use derivatives to maintain liquidity and commit cash pending investment. The subadviser also may use derivatives for speculation to increase returns, but under normal market conditions generally does not expect to do so.

COMPARISON OF INVESTMENT POLICIES

If shareholders of the Acquired Fund approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. Other than as described herein, the Manager does not believe that the differences between the investment policies result in any material difference in the way the Funds are managed.

RISK FACTORS

The principal risks of investing in the Funds are shown in the table below. A description of each principal risk follows the table. Depending upon its assessment of changing market conditions, a Fund’s subadviser at any time may change the Fund’s emphasis on particular investments or asset classes, which may change the risks associated with the Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains additional information on the Acquiring Fund’s permitted investments and investment restrictions.

Risk	AGIC Growth Fund (Acquired Fund)	BlackRock Capital Appreciation Fund (Acquiring Fund)
Market Risk	X	X
Issuer Risk	X	X
Selection Risk	X	X
Growth Stocks Risk	X	X
Leveraging Risk	X	X
Capitalization Risk		X
Credit Risk	X	X
Convertible Securities Risk	X	X
Interest Rate Risk		X
Derivatives Risk	X	X
Focused Investment Risk	X
Foreign Risk	X
Real Estate Investments Risk	X
Liquidity Risk	X
Currency Risk	X
Portfolio Turnover	X

•
Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

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        or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund’s portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund’s portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.

•
Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

•
Selection Risk: The Fund is an actively managed investment portfolio. The portfolio managers make investment decisions for the Fund’s assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to under perform its benchmark index or other funds with similar investment objectives.

•
Growth Stocks Risk: The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

•
Leveraging Risk: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

•
Capitalization Risk:  To the extent the Fund invests significantly in small- and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies’ securities and the Fund’s ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund’s investments will rise and fall based on investor perception rather than economic factors.

•
Credit Risk: Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the Fund’s return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund’s shares.

•
Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

•
Interest Rate Risk: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

•
Derivatives Risk: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

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associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to “cash settle”) are not covered through ownership of the underlying security, financial instrument, or currency.

•
Focused Investment Risk: Focusing investments in a small number of issuers, industries, or regions increases risk. Funds that invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. The Fund may from time to time have greater risk if it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, that may share common characteristics and are often subject to similar business risks and regulatory burdens. The securities of companies in similar industries may react similarly to economic, market, political, or other developments.

•
Foreign Risk: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•
Real Estate Investments Risk:  The performance of real estate investments (REITs) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

•
Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

•
Currency Risk: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.

•
Portfolio Turnover: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund’s performance.

FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The Funds are offered only as an investment option for certain

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Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses. The fees and expenses below exclude the costs of the Reorganization. See “Reasons for the Proposed Reorganization and Board Deliberations” for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

The following table is based on fund assets as of December 31, 2009.

	AGIC Growth Fund (Acquired Fund)	BlackRock Capital Appreciation Fund (Acquiring Fund)	BlackRock Capital Appreciation Fund – Pro Forma with Acquired Fund
Management Fee	0.75%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.20%(a)	0.10%	0.10%
Acquired (Underlying) Fund Fees and Expenses	0.04%(b)	--	--
Total Annual Operating Expenses	1.24%	1.15%	1.15%
(a)	Other Expenses are based on estimated amounts for the current fiscal year.

(b)	Acquired (Underlying) Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. For each Fund, the example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. This example also shows pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
AGIC Growth Fund (Acquired Fund)	$126	$393	N/A	N/A
BlackRock Capital Appreciation Fund (Acquiring Fund)	$117	$365	$633	$1,398
BlackRock Capital Appreciation Fund – Pro Forma with Acquired Fund	$117	$365	$633	$1,398

Portfolio Turnover

A Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From October 23 through December 31, 2009, the Acquired Fund’s portfolio turnover rate was 16.82% of the average value of its portfolio. During the most recent fiscal year, the Acquiring Fund’s portfolio turnover rate was 80.26% of the average value of its portfolio.

PERFORMANCE

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

AGIC Growth Fund (Acquired Fund)

Performance information is not presented because the Acquired Fund has not had a full calendar year of operations.

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BlackRock Capital Appreciation Fund (Acquiring Fund)

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	16.20%
Lowest (Q4, 2008)	-19.81%

Average Annual Total Returns
	One Year Ended December 31, 2009	Since Inception (4/29/2005)
BlackRock Capital Appreciation Fund	35.46%	3.47%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	3.09%

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 TABLE A-1

Average Annual Total Returns as of December 31, 2009

Fund (inception date)	Last 1 Year	Last 2 Years	Last 3 Years	Since Inception
AZL Allianz AGIC Growth Fund (10/23/2009)	N/A	N/A	N/A	4.05%
AZL BlackRock Capital Appreciation Fund (4/29/2005)	35.46%	-7.16%	-1.49%	3.47%

TAX CONSEQUENCES

If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of the federal income tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for federal income tax purposes for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization.

As a condition to the closing of the Reorganization, the Funds will receive an opinion from Ropes & Gray LLP to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders (i.e., the separate accounts of Allianz Life and Allianz Life of NY) as a result of the Reorganization. Even though the Manager is confident that the Reorganization will not be a taxable event for Contract Owners, as provided in the Plan, the Manager has agreed to indemnify Contract Owners against any taxes imposed on them as a result of a settlement or a final determination that the Reorganization, although treated by the parties as tax-free, in fact was not tax-free.

For more information about the federal income tax consequences of the Reorganization, see the section entitled “Tax Status of the Reorganization.”

THE REORGANIZATION

Terms of the Reorganization

The Board has approved the Plan, a copy of which is attached as Exhibit A. The Plan provides for the Reorganization on the following terms:

•
The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Funds.

•	The Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund’s liabilities.

•
The Acquiring Fund will issue shares to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.

•	Neither the Acquired Fund nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.

•	The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.

•	After the Reorganization, the Acquired Fund will be terminated.

Conditions to Closing the Reorganization

The completion of the Reorganization is subject to certain conditions described in the Plan, including:

•
The Acquired Fund will have declared and paid a dividend that will distribute all of the Fund’s taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.

•	The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

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•	An effective registration statement on Form N-14 will be on file with the SEC.

•	The Contract Owners of the Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the Plan.

•
The Acquired Fund will receive an opinion of tax counsel that the proposed Reorganization should be tax-free for federal income tax purposes for the Acquired Fund and the Acquiring Fund and for the separate accounts that are the shareholders of the Acquired Fund.

Termination of the Plan

The Plan and the transaction contemplated by it may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Fund or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Fund or the Acquiring Fund.

Tax Status of the Reorganization

The exchange of the Acquired Fund’s assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to shareholders of the Acquired Fund and the liquidation of the Acquired Fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the aforementioned transaction, the Acquired Fund and the Acquiring Fund will receive an opinion of Ropes & Gray LLP, counsel to the Manager, to the effect that on the basis of existing provisions of the Code, U.S.Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

▪
The Reorganization should constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each should qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.

▪
Under Section 1032 of the Code, no gain or loss should be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

▪
Under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization should be the same as the Acquired Fund's tax basis immediately prior to the transfer;

▪
Under Section 1223(2) of the Code, the Acquiring Fund's holding periods for the assets it receives from the Acquired Fund in the Reorganization should include the Acquired Fund's holding periods for those assets;

▪
Under Section 361 of the Code, no gain or loss should be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

▪	Under Section 354 of the Code, no gain or loss should be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares;

▪
Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund shares an Acquired Fund shareholder receives in the Reorganization should be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

▪
Under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for Acquiring Fund shares received in the Reorganization should be determined by including the shareholder's holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets; and

▪
The Acquiring Fund should succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

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The opinion will be based on certain factual certifications made by officers of the Acquired Fund and of the Acquiring Fund and will also be based on customary assumptions.  The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion.  Opinions of counsel are not binding upon the IRS or the courts.

Certain Tax Consequences

If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of the federal income tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for federal income tax purposes for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization. Contract Owners who choose to redeem or exchange their investments by surrendering their contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to their respective separate accounts as shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing of the Reorganization.

A portion of the securities held by the Acquired Fund may be disposed of in connection with the Reorganization. This could result in additional portfolio transaction costs to the Acquired Fund and increased distributions to the shareholders (the separate accounts) of the Fund(s).

In addition, although it is not expected to affect Contract Owners, as a result of the Reorganization each Fund may lose the benefit of certain tax losses that could have been used to offset or defer the distribution of future gains of the combined fund.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any Contract Owner.  Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Reasons for the Proposed Reorganization and Board Deliberations

The Board believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Fund based on its consideration of the following matters:

•	Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

•	Tax Consequences. The Board considered the tax consequences of the Reorganization for Contract Owners and for the Funds, as set forth in the section “Tax Status of the Reorganization,” above.

•
Continuity of Investment. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Fund and the Acquiring Fund. The Board considered the fact that the Acquired Fund and the Acquiring Fund have comparable investment objectives and, except as described in this proxy statement, investment strategies and policies that are similar. The Board also took note of the fact that following the Reorganization, shareholders of the Acquired Fund will be invested in a Fund holding a portfolio whose characteristics are similar to those of the portfolio currently held by the Acquired Fund, except as described in this proxy statement.

•
Expense Ratios. The Board considered the relative expenses of the Funds. The total operating expense ratio for the Acquiring Fund is lower than the total operating expense ratio for the Acquired Fund as of the end of the most recent fiscal year. The contractual management fee for the Acquiring Fund (0.80%) is higher than the contractual management fee for the Acquired Fund (0.75%); the management fee for both Funds includes no breakpoints. The Funds have the same Distribution (12b-1) Fees; the Acquiring Fund’s Other Expenses are lower. The Board considered that the Manager has entered into an agreement with the Funds to reduce, on a temporary voluntary basis, the management fee to 0.65% for the Acquired Fund and, for the Acquiring Fund, to 0.70% on the first $200 million in assets and 0.65% thereafter. The Board recognized that the Manager may revoke its voluntary waiver of fees at any time. The Board considered that, in sum, shareholders of the Acquired Fund may expect to incur lower overall fund expenses following the Reorganization.

The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Fund fail to grow, or even diminish, the Acquired Fund’s total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that both Funds are subject to expense limitation agreements, which will remain in place through at least April 30, 2011, and limit operating expenses (excluding certain Fund expenses) to 1.20%. The Board considered the fact that the Acquired Fund currently operates with expenses at the expense cap and receives fee waivers from the Manager, but that the Acquiring Fund does not. The Board also considered the fact that the Manager has agreed to pay for the expenses associated with Reorganization.

•
Economies of Scale. The Board considered the advantage of combining Funds with comparable investment objectives. The Board believes that the combined Fund should have a better opportunity to take advantage of economies of scale and better prospects for growth than the Acquired Fund. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced. The Board also recognized that, due to the relatively small size of the Acquired Fund ($8.9 million at March 31, 2010), the assets gained by the Acquiring Fund in the Reorganization are not likely to substantially impact the economies of scale of the Acquiring Fund; the Acquiring Fund’s assets ($516.2 million at March 31) are expected to grow by less than two percent in the Reorganization. Consequently, shareholders of the Acquiring Fund may not materially benefit from the Reorganization in the same way as the shareholders of the Acquired Fund. However, the Board also recognized that the Manager has agreed to pay all of the Acquiring Fund’s expenses in the Reorganization; the Board therefore concluded that the shareholders of the Acquiring Fund will not be harmed in the transaction.

•
Costs. The Board noted that the Manager has agreed to pay for the expenses associated with Reorganization, including expenses associated with printing and mailing communications to Contract Owners and other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any transaction costs related to repositioning of the Acquiring Fund’s portfolios after the Reorganization.

•
Dilution. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Fund will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Fund.

•
Performance and Other Factors. The Board considered the relative performance records of the Funds. The Board noted that the Acquired Fund, which commenced operations October 23, 2009, has not accumulated any significant track record. The Board examined the overall track record of the Acquiring Fund over the five years since its inception. While the Board was cognizant of the fact that an Acquiring Fund’s past performance is no guarantee of its future results, it did recognize that the overall track record of the Acquiring Fund was consistent with the performance of its benchmark.

The Board also considered the fact that the Funds have similar investment objectives and strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds. The Board further took into account the Manager’s belief that the Acquired Fund, as a stand-alone Fund, was unlikely to experience significant growth in assets as a result of inflows and was likely to experience a significant outflow of assets as a result of the expected reorganization of a fund of funds which holds a significant portion of the Acquired Fund’s shares.

•
Potential Effects on the Manager. The Board considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted, however, that shareholders of the Acquired Fund will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. See Table A-2 above for information concerning current management fees for the Funds. The table below assumes that the Reorganization has taken place and gives effect to the temporary reduction in management fees payable to Manager described above under Expense Ratios. The table does not reflect the expense limitation agreement.

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Fund	Management Fee Retained After Payment of Subadvisory Fee (1)
AGIC Growth Fund (Acquired Fund)	0.20%
BlackRock Capital Appreciation Fund (Acquiring Fund)	0.29%
Weighted Average Before Reorganization	0.29%
BlackRock Capital Appreciation Fund – Pro Forma with Acquired Fund	0.29%
(1)	Calculations are as of May 31, 2010, using monthly average assets under management for May 2010.

Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager’s analysis that the Acquired Fund had not reached a size at which it could expect to realize economies of scale and that it is not likely to reach such a size. The Board recognized that, while the investment objectives of the Funds are very similar, there are some differences between the investment strategies employed by the Funds. However, the Board accepted the Manager’s analysis that the BlackRock Capital Appreciation Fund has an investment approach comparable to that of the Acquired Fund. In addition, the Board agreed with the Manager that the shareholders of the Acquired Fund would benefit from the Reorganization due to the lower overall fund expenses of the Acquiring Fund. The Board also accepted the Manager’s analysis that the shareholders of the Acquiring Fund would not be harmed by the Reorganization.

Board’s Determinations

After considering the factors described above and other relevant information at an in-person meeting held on June 8 and 9, 2010, the Board of Trustees of the Acquired Fund, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plan at the meeting held on June 8 and 9, 2010. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners’ interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization would not harm shareholders of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.

Recommendation and Vote Required

The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the Acquired Fund as the record date, July 30, 2010. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by the shareholders of the Acquired Fund, the Board will consider what further action should be taken.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 15, 2010.

SECTION B — Proxy Voting and Shareholder Meeting Information

A special meeting of shareholders of the Acquired Fund will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Fund. You have the right to instruct Allianz Life and Allianz Life of NY (together, “Allianz”) on how to vote the shares of the Acquired Fund held under your Contract. Unless you plan to attend the Meeting and vote in person, your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.

The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

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execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund’s shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted “FOR” the proposal.

The Manager is responsible to pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Acquired Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.

Dissenters’ Rights of Appraisal. There are no appraisal or dissenters’ rights for shareholders of the Acquired Fund. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

Other Matters. Management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

Adjournment. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Manager is responsible to pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.

SECTION C — Capitalization, Ownership of Fund Shares and Other Fund Information

In this section reference to the “Fund” is a reference to the Acquiring Fund and the Acquired Fund.

This section contains the following information about the Funds:

Table	Content

(all information is shown for the fiscal year ended December 31, 2009, unless noted otherwise)

C-1	Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2	Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2009, and on a pro forma basis, assuming the proposed Reorganization had taken place.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

15

TABLE C-1. Actual and Pro Forma Capitalization of the Acquired Fund and the Acquiring Fund

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
AGIC Growth Fund (Acquired Fund)*	$4,316,824	$10.40	414,910
BlackRock Capital Appreciation Fund (Acquiring Fund)	$489,930,116	$11.73	41,784,115
Adjustments**	--	--	(46,846)
BlackRock Capital Appreciation Fund, Pro Forma with Acquired Fund	$494,246,940	$11.73	42,152,179

*
The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.

**	The adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

16

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund’s outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. Actual and Pro Forma Ownership of Fund Shares

Fund	5% Owners	Percent of Shares Held	Percent of Shares Held Following the Reorganization
AGIC Growth Fund	Allianz Life Variable Account B	45.4%	N/A
	Allianz Life Variable Account C	1.9%	N/A
	Allianz Variable Insurance Products Fund of Funds Trust	52.7%	N/A
BlackRock Capital Appreciation Fund	Allianz Life Variable Account B	68.2%	68.4%
	Allianz Life Variable Account C	2.9%	2.9%
	Allianz Variable Insurance Products Fund of Funds Trust	28.9%	28.7%

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

17

EXHIBIT A —AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2010, (the “Agreement”) is by and among the Allianz Variable Insurance Products Trust (the “VIP Trust” or the “Selling Trust”), a Delaware statutory trust, on behalf of its series, the AZL OCC Growth Fund (to be renamed the AZL Allianz AGIC Growth Fund effective July 1, 2010) (the “Acquired Fund”), and the same statutory trust (in this role, the “Buying Trust”) on behalf of its series, the AZL BlackRock Capital Appreciation Fund (the “Acquiring Fund”) , and, solely for the purposes of Sections 11 and 13 of the Agreement, Allianz Investment Management LLC (the “Manager”).

In consideration of their mutual promises, the parties agree as follows:

1.
Shareholder Approval. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates (such transactions are referred to hereinafter as the “Reorganization”). The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund. Certain separate accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York  (“Allianz Life of NY”) that fund variable annuity contracts (“Contracts”) are, directly or indirectly, the sole shareholders of the Acquired Fund and the Acquiring Fund.

2.	Reorganization.

a.
Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.

b.
Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the “Closing”) will occur on the first day on which the New York Stock Exchange (the “NYSE”) is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the “Effective Time”).

3.	Valuation.

a.
The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the “Valuation Date”) using the valuation procedures in the Acquired Fund’s prospectus.

b.
The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund’s prospectus.

c.
At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

4.	Liquidation and Dissolution of the Acquired Fund.

a.
As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund’s shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

b.	Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.

c.
Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder’s name.

d.	As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5.	Representations, Warranties, and Covenants of the Buying Trust. The Buying Trust represents and warrants to the Acquired Fund as follows:

a.
Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.

b.
Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

c.
Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the “Acquiring Fund Financial Statements”), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.

d.
Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.

e.
Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust’s Agreement and Declaration of Trust or By-Laws (the “Governing Documents”).

f.
No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.

g.	Liabilities. There are no liabilities of the Acquiring Fund other than:

(1)	liabilities disclosed in the Acquiring Fund Financial Statements,

(2)	liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

(3)	liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

h.
Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.

i.
Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.

j.
Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

        have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and (v) for all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

k.
Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933 (the “1933 Act”) relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders’ meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6.	Representations, Warranties and Covenants of the Selling Trust.

The Selling Trust represents and warrants to the Acquiring Fund as follows:

a.
Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.

b.
Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

c.
Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the “Acquired Fund Financial Statements”), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.

d.
Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust’s Governing Documents.

e.
No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the “Governing Documents”) or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.

f.	Liabilities. There are no liabilities of the Acquired Fund other than:

(1)	liabilities disclosed in the Acquired Fund Financial Statements,

(2)	liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

(3)	liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.

g.
Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

h.
Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.

i.
Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and (v) for all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

j.
Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.

k.
Shareholders’ Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders’ meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders’ meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7.	Conditions to Obligations of the Buying Trust. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:

a.
Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote. The separate accounts of Allianz Life and Allianz Life of NY that fund the Contracts, together with certain affiliates, are the owners of record of the Acquired Fund shares; however, the owners of the Contracts (“Contract Owners”), as beneficial owners of the Acquired Fund shares held by the separate accounts, will have the opportunity to instruct Allianz Life and Allianz Life of NY on how to vote the shares held by the separate accounts.

b.
Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a “material adverse change” for purposes of the foregoing sentence.

c.	Regulatory Approvals.

(1)	The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.

(2)	All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

d.
Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

e.
Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8.	Conditions to Obligations of the Selling Trust. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:

a.
Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote. The separate accounts of Allianz Life and Allianz Life of NY that fund the Contracts, together with certain affiliates, are the owners of record of the Acquired Fund shares; however, the owners of the Contracts (“Contract Owners”), as beneficial owners of the Acquired Fund shares held by the separate accounts, will have the opportunity to instruct Allianz Life and Allianz Life of NY on how to vote the shares held by the separate accounts.

b.
Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a “material adverse change” for purposes of the foregoing sentence.

c.	Regulatory Approvals.

(1)	The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.

(2)	All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

d.
Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9.
Further Conditions to the Obligations of the Buying Trust and the Selling Trust. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Ropes & Gray LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

a.
The Reorganization should constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each should qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.

b.
Under Section 1032 of the Code, no gain or loss should be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund shares received in the Reorganization (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

c.
Under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization should be the same as the Acquired Fund's tax basis immediately prior to the transfer;

d.
Under Section 1223(2) of the Code, the Acquiring Fund's holding periods for the assets it receives from the Acquired Fund in the Reorganization should include the Acquired Fund's holding periods for those assets;

e.
Under Section 361 of the Code, no gain or loss should be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation;

f.	Under Section 354 of the Code, no gain or loss should be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund Shares;

g.
Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares an Acquired Fund shareholder receives in the Reorganization should be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

h.
Under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for Acquiring Fund Shares received in the Reorganization should be determined by including the shareholder's holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets; and

i.
The Acquiring Fund should succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will note and distinguish certain published precedent.

10.	Amendment; Termination; Non-Survival of Covenants, Warranties and Representations.

a.
This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.

b.
At any time prior to the Closing, any of the parties may waive in writing (i) any inaccuracies in the representations and warranties made to it and (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.

c.
The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.

d.
The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.

e.
This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2010, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.

f.	The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.
Expenses. All fees paid to governmental authorities for the registration or qualification of Acquiring Fund Shares and all transfer agency costs related to the shares of Acquiring Fund Shares shall be allocated to the Manager. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Manager. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated to the Manager.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

12. General.

a.
Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

b.	Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. Indemnification. Each party will indemnify and hold the other and its officers and trustees (each an “Indemnitee”) harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee’s position.

In addition, the Manager hereby agrees to indemnify and hold harmless each shareholder of record and each beneficial owner of Acquired Fund shares, each shareholder of record and each beneficial owner of Acquiring Fund shares, the Acquired Fund, the Acquiring Fund, and the Trust (each an "Interested Party") from and against any taxes, penalties and interest imposed upon them as a result of (i) a settlement with the Internal Revenue Service, (ii) an administrative determination that the Acquiring Fund chooses not to appeal, or (iii) a final determination by a court of competent jurisdiction, that the Reorganization does not qualify as a "reorganization" under section 368(a)(1) of the Code. However, no Interested Party will be indemnified as described in this paragraph unless the settlement or the decision not to proceed with an appeal is first approved by the Manager

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL OCC Growth Fund

(to be renamed AZL Allianz AGIC Growth Fund effective July 1, 2010)

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL BlackRock Capital Appreciation Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

The undersigned is a party to this Agreement for purposes of Sections 11 and 13 only.

ALLIANZ INVESTMENT MANAGEMENT LLC

By /s/ Brian Muench

Brian Muench

Vice President

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ August 18, 2010

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets of

AZL® Allianz AGIC Growth Fund
(formerly known as AZL® OCC Growth Fund)

By and in Exchange for Shares of

AZL® BlackRock Capital Appreciation Fund

EACH A “FUND” OF
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(THE “TRUST)
August 18, 2010

This Statement of Additional Information relates specifically to the reorganization of the AZL Allianz AGIC Growth Fund (the “Acquired Fund”) into the AZL BlackRock Capital Appreciation Fund (the “Acquiring Fund”).  Pursuant to this reorganization the Acquiring Fund would acquire all of the assets of the Acquired Fund and Acquiring Fund shares would be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund.

This Statement of Additional Information is not a prospectus.  A Proxy Statement/Prospectus dated August 18, 2010, relating to the matters referenced above may be obtained without charge by writing the Trust at 3-825, 5701 Golden Hills Drive, Minneapolis MN 55416, or by calling toll free 1-800-624-0197. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

TABLE OF CONTENTS PAGE

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND 2

FINANCIAL INFORMATION 2

PRO FORMA FINANCIAL STATEMENTS 3

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS 11

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

This Statement of Additional Information is accompanied by the following document, which contains additional information about the Acquiring Fund and the Acquired Fund and which is incorporated by reference herein:

Statement of Additional Information dated April 30, 2010, of Allianz Variable Insurance Products Trust (the “Trust”) in the form filed by the Trust with the Securities and Exchange Commission (the “SEC”) on May 4, 2010, pursuant to Rule 497 (Registration Nos. 333-83423 and 811-9491), EDGAR Accession Number 0001091439-10-000014.

FINANCIAL INFORMATION

Historical financial information regarding the Acquiring Fund and the Acquired Fund is included in the following documents, which accompany this Statement of Additional Information and which are incorporated by reference herein.

Acquiring Fund

The AZL® BlackRock Capital Appreciation Fund’s Annual Report for the fiscal year ended December 31, 2009, in the form N-CSR filed by the Trust with the SEC on March 5, 2010, EDGAR Accession Number 0000950123-10-021435.

Acquired Fund

The AZL® OCC Growth Fund (now known as The AZL® Allianz AGIC Growth Fund)’s Annual Report for the fiscal year ended December 31, 2009, in the form N-CSR filed by the Trust with the SEC on March 5, 2010, EDGAR Accession Number 0000950123-10-021435.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

 PRO FORMA FINANCIAL STATEMENTS

Set forth on the following pages are pro forma financial statements presented to show the effect of the proposed acquisition of the Acquired Fund by the corresponding Acquiring Fund as if such acquisition had taken place as of the close of business on December 31, 2009.

AZL BlackRock Capital Appreciation Fund
Pro Forma
Statements of Assets and Liabilities		AZL BlackRock
December 31, 2009	AZL Allianz AGIC Growth	Capital Appreciation	Pro Forma	Pro Forma
(Unaudited)	Fund	Fund	Adjustments	Combined
Assets:
Investment securities, at cost	$ 4,173,655	$385,206,517	$ -	$ 389,380,172
Investment securities, at value	$ 4,291,184	$489,750,333	$ -	$ 494,041,517
Dividends receivable	2,470	294,158	-	296,628
Receivable for capital shares issued	27,756	402,470	-	430,226
Receivable from Manager	179	-	-	179
Reclaims receivable	-	1,272	-	1,272
Prepaid expenses	5	5,892	-	5,897
Total Assets	4,321,594	490,454,125	-	494,775,719

Liabilities:
Payable for capital shares redeemed	-	22,428	-	22,428
Manager fees payable	-	275,716	-	275,716
Administration fees payable	133	17,616	-	17,749
Distribution fees payable	830	102,778	-	103,608
Administrative and compliance services fees payable	15	11,807	-	11,822
Trustee fees payable	8	653	-	661
Other accrued liabilities	3,784	93,011	-	96,795
Total Liabilities	4,770	524,009	-	528,779
Net Assets	$ 4,316,824	$ 489,930,116	$ -	$ 494,246,940

Net Assets Consist of:
Capital	$ 4,166,899	$548,169,239	$ -	$552,336,138
Accumulated net investment income/(loss)	-	235,348	-	235,348
Accumulated net realized gains/(losses) from investment transactions	32,396	(163,018,245)	-	(162,985,849)
Net unrealized appreciation/(depreciation) on investments	117,529	104,543,774	-	104,661,303
Net Assets	$ 4,316,824	$ 489,930,116	$ -	$ 494,246,940
Shares of beneficial interest (unlimited number of shares authorized, no par value) (A)	414,910	41,784,115	(46,846)	42,152,179
Net Asset Value (offering and redemption price per share) (A)	$10.40	$11.73	-	$11.73

(A) Shares of the AZL Allianz AGIC Growth Fund are exchanged for new shares of the AZL BlackRock Capital Appreciation Fund.
See accompanying notes to the Pro Forma financial statements.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

AZL BlackRock Capital Appreciation Fund Pro Forma Statements of Operations For the Periods Ended December 31, 2009
		AZL BlackRock Capital Appreciation Fund
	AZL Allianz AGIC Growth Fund(1)		Pro Forma Adjustments		Pro Forma
(Unaudited)					Combined
Investment Income:
Dividends	$ 8,520	$ 2,646,766	-		$ 2,655,286
Foreign withholding tax	-	(947)			(947)
Total Investment Income	8,520	2,645,819	-		2,654,339

Expenses:
Manager fees	5,195	1,796,800	4,342	(a)	1,806,337
Administration fees	440	103,903	-		104,343
Distribution fees	1,732	561,499	-		563,231
Custodian fees	3,069	10,021	(3,000)	(b)	10,090
Administrative and compliance services fees	15	13,214	-		13,229
Trustees' fees	13	15,518	-		15,531
Professional fees	349	47,350	(400)	(b)	47,299
Shareholder reports	72	30,109	(72)	(b)	30,109
Reorganization fees	-	-	-		-	(c)
Other expenses	725	13,606	(700)	(b)	13,631
Total expenses before reductions	11,610	2,592,020	170		2,603,800
Less expenses waived/ reimbursed by the Manager	(3,302)	(181,066)	2,142	(a)	(182,226)	(c)
Less expenses paid indirectly	-	(5,730)	-		(5,730)
Net Expenses	8,308	2,405,224	2,312		2,415,844
Net Investment Income/(Loss)	212	240,595	(2,312)		238,495

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	32,401	21,373,942	-		21,406,343
Change in unrealized gains/ (losses) on futures transactions	-	132,968			132,968
Change in unrealized appreciation/(depreciation) on investments	117,529	50,549,583	-		50,667,112

Net Realized and Unrealized Gains/(Losses) on Investments	149,930	72,056,493	-		72,206,423
Change in Net Assets Resulting from Operations	$ 150,142	$ 72,297,088	(2,312)		$ 72,444,918

(1) For the Period October 23, 2009 (commencement of operations) to December 31, 2009.
aBased on contract in effect for the surviving AZL BlackRock Capital Appreciation Fund.
bDecrease due to the elimination of duplicative expenses achieved by merging the funds.
cThe Manager will bear all costs related to the Reorganization, which are expected to be $32,150.

See accompanying notes to the Pro Forma financial statements.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

AZL BlackRock Capital Appreciation Fund

Pro Forma Notes to Combining Financial Statements
December 31, 2009
(Unaudited)

1.	DESCRIPTION OF THE FUND:

The AZL BlackRock Capital Appreciation Fund, (“BlackRock Capital Appreciation Fund”) a series of the Allianz Variable Insurance Products Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the BlackRock Capital Appreciation Fund without par value. Shares of the BlackRock Capital Appreciation Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the BlackRock Capital Appreciation Fund. In addition, in the normal course of business, the BlackRock Capital Appreciation Fund may enter into contracts with its vendors and others that provide for general indemnifications. The BlackRock Capital Appreciation Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the BlackRock Capital Appreciation Fund. However, based on experience, the BlackRock Capital Appreciation Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the BlackRock Capital Appreciation and the AZL Allianz AGIC Growth (“Allianz AGIC Growth Fund”) Funds were combined for the twelve month period ended December 31, 2009. Manager, administration and 12b-1 (Distribution) fees in the pro forma combined column are calculated at the projected rates in effect for the BlackRock Capital Appreciation Fund based upon the combined net assets of the corresponding BlackRock Capital Appreciation Fund and the Allianz AGIC Growth Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2.  BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Allianz AGIC Growth Fund a series of the Trust, by the BlackRock Capital Appreciation Fund as if such acquisition had taken place as of January 1, 2009. Under the terms of the Plan of Reorganization, the combination of BlackRock Capital Appreciation Fund and Allianz AGIC Growth Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Allianz AGIC Growth Fund in exchange for shares of BlackRock Capital Appreciation Fund at the December 31, 2009 net asset value. The statement of assets and liabilities and the related statement of operation of Allianz AGIC Growth Fund and BlackRock Capital Appreciation Fund have been combined as of and for the twelve month period ended December 31, 2009. Following the acquisition, the BlackRock Capital Appreciation Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles (“GAAP”), the historical cost of investment securities will be carried forward to the BlackRock Capital Appreciation Fund and the results of operations for pre-combination periods of the BlackRock Capital Appreciation Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of BlackRock Capital Appreciation Fund and Allianz AGIC Growth Fund included in their respective annual report dated December 31, 2009.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Allianz AGIC Growth Fund by the BlackRock Capital Appreciation Fund had taken place as of January 1, 2009.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The BlackRock Capital Appreciation Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The BlackRock Capital Appreciation Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

The accounting records of the BlackRock Capital Appreciation Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The BlackRock Capital Appreciation Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These ‘‘book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the BlackRock Capital Appreciation Fund are charged directly to the BlackRock Capital Appreciation Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trust’s based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the BlackRock Capital Appreciation Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The BlackRock Capital Appreciation Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The BlackRock Capital Appreciation Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the BlackRock Capital Appreciation Fund,

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

excluding investment advisory fees. Any amounts received by the BlackRock Capital Appreciation Fund, if applicable, are disclosed as ‘‘Expenses paid indirectly’’ on the Statement of Operations.

Derivative Instruments
All open derivative positions at period end are reflected on the BlackRock Capital Appreciation Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the BlackRock Capital Appreciation Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts
The BlackRock Capital Appreciation Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the BlackRock Capital Appreciation Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. There were no foreign currency exchange contracts outstanding at period end. During the year ended December 31, 2009, the BlackRock Capital Appreciation Fund had limited activity in these transactions.

Futures Contracts
The BlackRock Capital Appreciation Fund may enter into futures contracts. The BlackRock Capital Appreciation Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the BlackRock Capital Appreciation Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the BlackRock Capital Appreciation Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no futures contracts outstanding at period end. During the year ended December 31, 2009, the BlackRock Capital Appreciation Fund had limited activity in these transactions.

Summary of Derivative Instruments
There were no open derivative positions as of December 31, 2009.

4.  MANAGER FEES:

The Manager provides investment advisory and management services for the Allianz AGIC Growth Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Allianz AGIC Growth Fund. Pursuant to a subadvisory agreement, effective October 26, 2009 between the Manager and Oppenheimer Capital LLC (“Oppenheimer Capital”), Oppenheimer Capital provides investment advisory services as the Subadviser for the Allianz AGIC Growth Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Allianz AGIC Growth Fund. Expenses incurred by the Allianz AGIC Growth Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Allianz AGIC Growth Fund to limit the annual expenses excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Allianz AGIC Growth Fund’s business, based on the daily net assets of the Allianz AGIC Growth Fund, through April 30, 2011. The annual expense limit of the Allianz AGIC Growth Fund is 1.20%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Allianz AGIC Growth Fund	0.75%	1.20%
* The Manager voluntarily reduced the management fee to 0.65%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

The Manager provides investment advisory and management services for the BlackRock Capital Appreciation Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the BlackRock Capital Appreciation Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Capital Management, Inc. (“BlackRock Capital”), BlackRock Capital provides investment advisory services as the Subadviser for the BlackRock Capital Appreciation Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the BlackRock Capital Appreciation Fund. Expenses incurred by the BlackRock Capital Appreciation Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the BlackRock Capital Appreciation Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the BlackRock Capital Appreciation Fund, through April 30, 2011. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*, **	Expense Limit
AZL BlackRock Capital Appreciation Fund	0.80%	1.20%

* Effective October 26, 2009, the Manager voluntarily reduced the management fee to 0.70% on the first $200 million of assets and 0.65% on assets above $200 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

** For the period January 1, 2009 to October 25, 2009, the Manager voluntarily reduced the management fee to 0.75%.

The Manager will bear all costs related to the Reorganization, which are expected to be $32,150.

5.  CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the BlackRock Capital Appreciation Fund that would have been issued at December 31, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Allianz AGIC Growth Fund, as of December 31, 2009, divided by the net asset value per share of the shares of BlackRock Capital Appreciation Fund as of December 31, 2009. The pro forma number of shares outstanding, for the combined fund consists of the following at December 31, 2009:
	AZL BlackRock Capital Appreciation Fund	AZL Allianz AGIC Growth Fund	Adjustment	Pro Forma Combined

Net Assets	$ 489,930,116	$ 4,316,824	$ -	$ 494,246,940
Total	$ 489,930,116	$ 4,316,824	$ -	$ 494,246,940

Net Asset Value Per Share	$ 11.73	$10.40		$ 11.73

Shares Outstanding	41,784,115	414,910	(46,846)	42,152,179

6. INVESTMENT VALUATION SUMMARY:

The inputs used for valuing the BlackRock Capital Appreciation Fund’s investments are summarized in the three broad levels listed below:
•	Level 1—quoted prices in active markets for identical assets
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks – Domestic+	$459,644,921	$-	$459,644,921
Common Stocks – Foreign(a)+	31,095,072	-	31,095,072
Convertible Preferred Stocks	31,332	-	31,332
Investment Company	3,270,192	-	3,270,192
Total Investment Securities	$494,041,517	$ -	$494,041,517
(a) Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.
+ For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

7. FEDERAL INCOME TAX INFORMATION:

It is the BlackRock Capital Appreciation Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS

The Pro Forma Combined Schedules of Portfolio Investments on the following pages contain information about the securities holdings of the Pro Forma Combined Funds as of December 31, 2009.  These holdings have changed and will continue to change over time due to normal portfolio turnover in response to changes in market conditions.  Accordingly, it is expected that some of each Acquired Fund’s holdings may be sold subsequent to the Reorganization.  It is also expected that any holdings of an Acquired Fund that are not compatible with the corresponding Acquiring Fund’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization and that the proceeds of these sales will be held in temporary investments or reinvested in assets that are consistent with the Acquiring Fund’s investment objective and policies.  The portion of an Acquired Fund’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by each Acquiring Fund’s subadviser of the compatibility of those holdings with the Acquiring Fund’s portfolio composition and investment objective and policies at the time of the Reorganization.  Sales of an Acquired Fund’s investments in connection with the Reorganization may occur at times and prices that are disadvantageous and could result in realizing gains, or losses, that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred at that time.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Schedule of Portfolio Investments
December 31, 2009
(Unaudited)

AZL Allianz AGIC Growth Fund	AZL BlackRock Capital Appreciation Fund	Pro Forma		AZL Allianz AGIC Growth Fund	AZL BlackRock Capital Appreciation	Pro Forma
Shares	Shares	Combined Shares	Security Description	Fair Value	Fair Value	Combined Fair Value
Convertible Preferred Stock(0.0%):
Diversified Financial Services(0.0%):
2,100	-	2,100	Bank of America Corp.	$ 31,332	$ -	$ 31,332
			Total Convertible Preferred Stock (Cost $31,804)	31,332	-	31,332
Common Stocks (99.3%):
Aerospace & Defense (0.0%):
950	-	950	United Technologies Corp.	65,940	-	65,940
Air Freight & Logistics (2.9%):
-	84,800	84,800	C.H. Robinson Worldwide, Inc.	-	4,980,304	4,980,304
-	158,900	158,900	United Parcel Service, Inc., Class B	-	9,116,093	9,116,093
				-	14,096,397	14,096,397
Airline (1.8%):
-	761,700	761,700	Delta Air Lines, Inc.*	-	8,668,146	8,668,146

Beverages (2.5%):
-	213,100	213,100	Coca-Cola Co. (The)	-	12,146,700	12,146,700
1,350	-	1,350	PepsiCo, Inc.	82,080	-	82,080
				82,080	12,146,700	12,228,780
Biotechnology (1.9%):
-	159,500	159,500	Amgen, Inc.*	-	9,022,915	9,022,915
1,800	-	1,800	Celgene Corp.*	100,224	-	100,224
3,400	-	3,400	Gilead Sciences, Inc.*	147,152	-	147,152
				247,376	9,022,915	9,270,291

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

Capital Markets (1.1%):
350	-	350	BlackRock, Inc.+	81,270	-	81,270
1,950	-	1,950	Charles Schwab Corp.	36,699	-	36,699
1,800	172,500	174,300	Morgan Stanley	53,280	5,106,000	5,159,280
				171,249	5,106,000	5,277,249
Chemicals (0.8%):
-	83,200	83,200	Ecolab, Inc.	-	3,709,888	3,709,888
700	-	700	Monsanto Co.	57,225	-	57,225
				57,225	3,709,888	3,767,113
Commercial Banks (1.4%):
-	247,500	247,500	Wells Fargo & Co.	-	6,680,025	6,680,025
Commercial Services & Supplies (0.7%):
-	66,900	66,900	Manpower, Inc.	-	3,651,402	3,651,402

Communications Equipment (5.5%):
-	399,700	399,700	Cisco Systems, Inc.*	-	9,568,818	9,568,818
2,950	-	2,950	Juniper Networks, Inc.*	78,676	-	78,676
3,450	371,300	374,750	QUALCOMM, Inc.	159,597	17,176,338	17,335,935
600	-	600	Research In Motion, Ltd.*	40,524	-	40,524
				278,797	26,745,156	27,023,953
Computers & Peripherals (11.3%):
950	108,800	109,750	Apple, Inc.*	200,317	22,941,568	23,141,885
6,300	244,500	250,800	EMC Corp.*	110,061	4,271,415	4,381,476
1,200	286,400	287,600	Hewlett-Packard Co.	61,812	14,752,464	14,814,276
-	147,300	147,300	NetApp, Inc.*	-	5,065,647	5,065,647
-	398,200	398,200	Palm, Inc.*	-	3,997,928	3,997,928
-	256,900	256,900	Seagate Technology	-	4,673,011	4,673,011
				372,190	55,702,033	56,074,223
Consumer Finance (0.0%):
1,500	-	1,500	Visa, Inc., Class A	131,190	-	131,190
Diversified Financial Services (1.7%):
5,250	-	5,250	Bank of America Corp.	79,065	-	79,065
150	10,900	11,050	CME Group, Inc.	50,393	3,661,855	3,712,248
-	107,800	107,800	JPMorgan Chase & Co.	-	4,492,026	4,492,026
				129,458	8,153,881	8,283,339

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

Energy Equipment & Services (1.5%):
1,500	-	1,500	Smith International, Inc.	40,755	-	40,755
-	45,500	45,500	Schlumberger, Ltd.	-	2,961,595	2,961,595
-	50,900	50,900	Transocean, Ltd.*	-	4,214,520	4,214,520
				40,755	7,176,115	7,216,870
Food & Staples Retailing (2.6%):
550	-	550	Costco Wholesale Corp.	32,544	-	32,544
-	237,800	237,800	Wal-Mart Stores, Inc.	-	12,710,410	12,710,410
				32,544	12,710,410	12,742,954
Food Products (0.0%):
1,700	-	1,700	Kraft Foods, Inc., Class A	46,206	-	46,206
Health Care Equipment & Supplies (1.7%):		0
2,850	-	2,850	St. Jude Medical, Inc.*	104,823	-	104,823
-	143,800	143,800	Zimmer Holdings, Inc.*	-	8,500,018	8,500,018
				104,823	8,500,018	8,604,841
Health Care Providers & Services (3.9%):
2,800	-	2,800	CIGNA Corp.	98,756	-	98,756
950	103,600	104,550	Express Scripts, Inc.*	82,127	8,956,220	9,038,347
-	121,100	121,100	Medco Health Solutions, Inc.*	-	7,739,501	7,739,501
-	42,500	42,500	WellPoint, Inc.*	-	2,477,325	2,477,325
				180,883	19,173,046	19,353,929
Health Care Technology (1.0%):
-	62,100	62,100	Cerner Corp.*	-	5,119,524	5,119,524

Hotels, Restaurants & Leisure (2.5%):
-	168,300	168,300	Las Vegas Sands Corp.*	-	2,514,402	2,514,402
800	-	800	McDonald’s Corp.	49,952	-	49,952
-	231,000	231,000	Starbucks Corp.*	-	5,326,860	5,326,860
-	125,800	125,800	Starwood Hotels & Resorts Worldwide, Inc.	-	4,600,506	4,600,506
				49,952	12,441,768	12,491,720
Household Products (2.9%):
-	238,800	238,800	Procter & Gamble Co. (The)	-	14,478,444	14,478,444

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

Industrial Conglomerates (2.2%):
750	130,200	130,950	3M Co.	62,003	10,763,634	10,825,637
550	-	550	Tyco International, Ltd.	19,624	-	19,624
				81,627	10,763,634	10,845,261
Insurance (0.9%):
-	126,700	126,700	MetLife, Inc.	-	4,478,845	4,478,845

Internet & Catalog Retail (2.3%):
-	85,300	85,300	Amazon.com, Inc.*	-	11,474,556	11,474,556

Internet Software & Services (5.9%):
-	12,500	12,500	Baidu, Inc. ADR*	-	5,140,375	5,140,375
300	38,400	38,700	Google, Inc., Class A*	185,994	23,807,232	23,993,226
				185,994	28,947,607	29,133,601
Life Sciences Tools & Services (1.7%):
-	58,000	58,000	Covance, Inc.*	-	3,165,060	3,165,060
-	97,500	97,500	Life Technologies Corp.*	-	5,092,425	5,092,425
				-	8,257,485	8,257,485
IT Services (0.0%):
200	-	200	MasterCard, Inc., Class A	51,196	-	51,196
Machinery (4.8%):
-	110,200	110,200	Cummins, Inc.	-	5,053,772	5,053,772
-	163,400	163,400	Danaher Corp.	-	12,287,680	12,287,680
1,200	-	1,200	Ingersoll-Rand plc	42,888	-	42,888
-	178,700	178,700	PACCAR, Inc.	-	6,481,449	6,481,449
				42,888	23,822,901	23,865,789
Media (2.9%):
-	410,000	410,000	CBS Corp.	-	5,760,500	5,760,500
-	503,000	503,000	Comcast Corp., Class A	-	8,480,580	8,480,580
				-	14,241,080	14,241,080
Metals & Mining (2.0%):
-	33,800	33,800	Agnico-Eagle Mines, Ltd.	-	1,825,200	1,825,200
1,400	-	1,400	Cliffs Natural Resources, Inc.	64,526	-	64,526
-	55,200	55,200	Freeport-McMoRan Copper & Gold, Inc., Class B*	-	4,432,008	4,432,008
200	-	200	Rio Tinto plc SP ADR	43,078	-	43,078
-	63,600	63,600	United States Steel Corp.	-	3,505,632	3,505,632

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

				107,604	9,762,840	9,870,444
Multiline Retail (3.1%):
-	189,400	189,400	J.C. Penney Co., Inc.	-	5,039,934	5,039,934
700	193,900	194,600	Kohl’s Corp.*	37,751	10,457,027	10,494,778
				37,751	15,496,961	15,534,712
Oil, Gas & Consumable Fuels (3.4%):
-	72,500	72,500	Anadarko Petroleum Corp.	-	4,525,450	4,525,450
750	-	750	Devon Energy Corp.	55,125	-	55,125
450	47,100	47,550	EOG Resources, Inc.	43,785	4,582,830	4,626,615
2,300	302,900	305,200	Petrohawk Energy Corp.*	55,177	7,266,571	7,321,748
2,200	-	2,200	Ultra Petroleum Corp.*	109,692	-	109,692
				263,779	16,374,851	16,638,630
Personal Products (1.1%):
2,250	170,700	172,950	Avon Products, Inc.	70,875	5,377,050	5,447,925
Pharmaceuticals (5.6%):
1,850	222,400	224,250	Abbott Laboratories	99,881	12,007,376	12,107,257
2,200	-	2,200	Merck & Co, Inc.	80,388	-	80,388
-	577,500	577,500	Pfizer, Inc.	-	10,504,725	10,504,725
2,050	88,600	90,650	Teva Pharmaceutical Industries, Ltd. ADR	115,169	4,977,548	5,092,717
				295,438	27,489,649	27,785,087
Road & Rail (0.0%):
1,400	-	1,400	Union Pacific Corp.	89,460	-	89,460
Semiconductors & Semiconductor Equipment (5.1%):
1,400	156,500	157,900	Broadcom Corp., Class A*	44,030	4,921,925	4,965,955
-	25,700	25,700	Cree, Inc.*	-	1,448,709	1,448,709
8,400	-	8,400	Intel Corp.	171,360	-	171,360
1,100	144,600	145,700	Lam Research Corp.*	43,131	5,669,766	5,712,897
-	484,100	484,100	Micron Technology, Inc.*	-	5,112,096	5,112,096
-	256,100	256,100	NVIDIA Corp.*	-	4,783,948	4,783,948
-	354,300	354,300	PMC-Sierra, Inc.*	-	3,068,238	3,068,238
4,950	-	4,950	Texas Instruments, Inc.	128,997	-	128,997
				387,518	25,004,682	25,392,200
Software (7.5%):
-	204,600	204,600	Check Point Software Technologies, Ltd.*	-	6,931,848	6,931,848
-	708,100	708,100	Microsoft Corp.	-	21,589,969	21,589,969

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

1,750	-	1,750	Oracle Corp.	42,945	-	42,945
-	115,800	115,800	Salesforce.com, Inc.*	-	8,542,566	8,542,566
				42,945	37,064,383	37,107,328
Specialty Retail (1.8%):
-	156,000	156,000	CarMax, Inc.*	-	3,783,000	3,783,000
2,550	-	2,550	Gap, Inc. (The)	53,422	-	53,422
-	163,200	163,200	Home Depot, Inc.	-	4,721,376	4,721,376
2,500	-	2,500	Staples, Inc.	61,475	-	61,475
1,200	-	1,200	TJX Cos., Inc.	43,860	-	43,860
				158,757	8,504,376	8,663,133
Tobacco (1.3%):
700	-	700	Lorillard, Inc.	56,161	-	56,161
-	135,600	135,600	Philip Morris International, Inc.	-	6,534,564	6,534,564
				56,161	6,534,564	6,590,725
			Total Common Stocks (Cost $386,078,176)	3,862,661	486,877,332	490,739,993
Investment Company (0.7%):
397,191	2,873,001	3,270,192	Dreyfus Treasury Prime Cash Management, 0.00%(a)	397,191	2,873,001	3,270,192
			Total Investment Company (Cost $3,270,192)	397,191	2,873,001	3,270,192

			Total Investment Securities (Cost $389,380,172)(b)(c)—100.0%	4,291,184	489,750,333	494,041,517
			Net other assets (liabilities)— 0.0%	25,640	179,783	205,423
			Net Assets — 100.0%	$ 4,316,824	$ 489,930,116	$ 494,246,940

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information

Percentages indicated are based on the combined Pro Forma net assets as of December 31, 2009.
ADR	American Depository Receipt
plc	Public Liability Company
*	Non-income producing security.
+	Affiliated Company
(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $395,369,505. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

	Unrealized appreciation	$108,752,230
	Unrealized depreciation	(10,080,218)
	Net unrealized appreciation	$98,672,012

(c)	As of December 31, 2009, all the holdings of the AZL Allianz AGIC Growth Fund comply with the investment restrictions and compliance guidelines of the AZL BlackRock Capital Appreciation Fund.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information